UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2018

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Christopher & Banks Corporation (the “Company”) originally filed on June 27, 2018 (the “Original Form 8-K”), reporting Richard Bundy’s election as Senior Vice President, Chief Financial Officer (“CFO”) of the Company effective July 9, 2018. This Amendment No. 1 amends the Original Form 8-K solely to include information regarding the terms of Mr. Bundy’s equity awards that were described in the Original Form 8-K and which awards were issued effective July 9, 2018. This Amendment No. 1 does not affect the accuracy of the information provided in the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 9, 2018, in connection with Mr. Bundy’s earlier election as the Company’s CFO, Mr. Bundy was granted two equity awards under the Company’s 2018 Stock Incentive Plan as follows:

•
A Non-Qualified Stock Option to purchase 75,757 shares of the Company’s common stock at an exercise price of $0.99, which will vest ratably over a three-year period, if Mr. Bundy remains employed with the Company; and

•	A Time-Based Restricted Stock award in the amount of 75,757 shares, which will vest ratably over a three-year period, if Mr. Bundy remains employed with the Company.

The foregoing summary of the stock awards are qualified in its entirety by reference to the non-qualified stock option agreement and time-based restricted stock agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

Mr. Bundy also has entered into the Company’s standard form of indemnification agreement, pursuant to which, among other things, the Company agrees to indemnify its directors and officers and advance certain expenses to the fullest extent permitted by applicable law. A copy of the form of indemnification agreement was filed as Exhibit 10.1 on the Company’s Form 8-K Report filed on June 20, 2017.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Non-Qualified Stock Option Agreement effective as of July 9, 2018 between Richard Bundy and Christopher & Banks Corporation.
	10.2	Time-Based Restricted Stock Agreement effective as of July 9, 2018 between Richard Bundy and Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: July 11, 2018	By:	/s/ Keri L. Jones
Keri L. Jones
President and Chief Executive Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 9, 2018	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Non-Qualified Stock Option Agreement effective as of July 9, 2018 between Richard Bundy and Christopher & Banks Corporation.

10.2	Time-Based Restricted Stock Agreement effective as of July 9, 2018 between Richard Bundy and Christopher & Banks Corporation.

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